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                         REGISTRATION RIGHTS AGREEMENT


  REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of October 14, 1997, by and among Tom's Foods, Inc., a Delaware corporation (the "Company") and TFH Corp., a Delaware corporation (including its successors by merger, acquisition, reorganization or otherwise, "TFH").

  WHEREAS, in exchange for the satisfaction of certain debt obligations of the Company, the Company issued to TFH 7,000 shares of Class A Exchangeable Preferred Stock, $.01 par value per share, of the company (the "Class A Shares") and 21,737 shares of Class B Preferred Stock, $.01 par value per share, of the Company (the "Class B Shares"); and

  WHEREAS, Class A shares with a liquidation preference of up to $10 million are exchangeable by TFH for certain senior debt securities of the Company substantially identical (except for the removal of transfer restrictions) to the 10 1/2% Senior Secured Notes issued by the Company on the date hereof (the "Exchange Notes");

  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby covenants and agrees with TFH as follows:

  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

  "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

  "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

  "Registrable Securities" shall mean (i) the Class A Shares and the Class B Shares and (ii) the Exchange Notes and any other securities into which or for which any of the Class A Shares or Class B Shares may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected.

  "Registration Expenses" shall mean the expenses so described in Section 4.
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  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


  2.  Demand Registration.

   (a) At any time after the date hereof, the holders of at least twenty five percent (25%) of the Registrable Securities may request the Company register under the Securities Act the Registrable Securities held by such requesting holders in a firm commitment underwritten public offering or any other method of distribution (including offerings involving a delayed or continuous offering pursuant to Rule 415 under the Securities Act). Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration.
The right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering (or such other method of distribution) and the inclusion of their Registrable Securities in the underwritten public offering (or such other method of distribution) to the extent provided herein. The Company will use its best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act and shall keep such registration effective until the Registrable Securities thereunder shall have been sold, but only to the extent provided for in the following provisions of this Agreement.

   (b) The Company shall have the right to approve the managing underwriter chosen by the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed).

  3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

   (i) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

   (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;





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   (iii)  furnish to each selling holder and the underwriters, if any, such number of copies of such Registration Statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

   (iv) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

   (v) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission (or any materials to be provided to the staff of the Commission), furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed (or provided to the staff of the Commission), which documents shall be subject to the reasonable approval of such counsel;

   (vi) promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such securities covered by such prospectus, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

   (vii) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;





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   (viii)   if requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

   (ix) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

   (x) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its best efforts to facilitate the public offering of the securities;

   (xi) furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities; and

   (xii) otherwise cooperate with the underwriters), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement.

  3. Expenses. All of the expenses incurred in effecting the registrations provided for in Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees of one counsel for the selling holders of Registrable Securities (which counsel shall be selected by the holders of not less than a majority of the Registrable Securities to be included in any such registration), underwriting expenses





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(other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(iv) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company. .

  4. Indemnification. (a) The Company shall indemnify and hold harmless the selling holder of such securities, each underwriter (as defined in the Securities Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 6(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein, or upon such statement or omission therein based on the authority of an expert within the meaning of that term as defined in the Securities Act (but only if the Company had no reasonable ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.

   (b) Each selling holder of any securities included in such registration being effected, shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any





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amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein, and then only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission by the selling holder was not based on the authority of an expert as to which the selling holder had no reasonable ground to believe, and did not believe, that the statement made on the authority of such expert was untrue or that there was an omission to state a material fact. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration; and provided further, however, that no selling holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

   (c) Indemnification similar to that specified in Sections 6(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

   (d) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 6(a), (b) or (c), the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be home by the Person against whom indemnification is sought). In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.

  5. Compliance with Rule 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, thereafter, the Company will use its best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules).





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  6. Amendments.  The provisions of this Agreement may be amended, and the
Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least fifty-one percent (51%) of the Registrable Securities.

  7. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities, other than a transferee whose activities, products or services are competitive with the activities, products or services of the Company as of the date of such transfer. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

  8. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

  9. Miscellaneous.

   (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

  If to the Company:

   Tom's Foods Inc.
   900 8th Street
   Columbus, Georgia  31902
   Attention: President
   Telecopy No.: (706)323-8231

  With a copy to:

   McDermott, Will & Emery
   227 West Monroe Street
   Chicago, IL  60606-5096
   Attention:  Bernard S. Kramer, Esq.
   Telecopy No.:  (312) 984-3669





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  If to TFH:

        TFH Corp.
        C/o Heico Holding, Inc.
        Three First National Plaza
        Suite 5600
        Chicago, Illinois 60602
        Attention: President

  If to any other holder of Registrable Securities:

  At such Person's address for notice as set forth in the books and records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mail or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

   (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

   (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights
Agreement to be duly executed as of the date first set forth above.

                                      TOM'S FOODS INC.


                                      By:  ___________
                                             Name:
                                             Title:


                                      TFH CORP.


                                      By:  ___________
                                             Name:
                                             Title:





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